UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22252

Name of Fund:    BlackRock Fixed Income Value Opportunities

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Fixed Income Value Opportunities, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

 BlackRock Fixed Income Value Opportunities

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of June 30, 2013

Trust Overview

BlackRock Fixed Income Value Opportunities’ (the “Trust”) primary investment objective is to seek to provide high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, substantially all of its total assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments.

The Trust is scheduled to terminate on or before December 31, 2014 pursuant to the Trust’s agreement and declaration of trust. On February 7, 2013, the Board approved the Plan of Liquidation and Dissolution of the Trust and the Trust commenced the process of liquidation in preparation for the Trust’s anticipated termination and final liquidating distribution of assets on or before December 31, 2014. See Note 1 of the Notes to Financial Statements for additional information.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six-month period ended June 30, 2013, the Trust returned 0.06% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average total return of (1.01)% based on NAV. All returns reflect reinvestment of dividends.

What factors influenced performance?

•

The Trust benefited from its allocation to securitized assets, especially asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“RMBS”). Demand for non-agency RMBS was strong during the period given the improving housing market and investors’ ongoing search for yield in the low interest rate environment; although the sector came under pressure in June when concerns about the US Federal Reserve tapering its asset purchase program by year end led to a widening of credit spreads. The Trust’s allocations to corporate credit securities, including investment grade and high yield debt, as well as floating rate loan interests (bank loans) also had a positive impact on performance.

•

The Trust is scheduled to terminate on or before December 31, 2014 and, as such, maintains a short duration profile. The Trust’s short duration helped mitigate the negative effects of generally rising interest rates during the period. However, given this duration constraint, the Trust was unable to fully capitalize on the strong performance of the senior bank loan sector due to the limited availability of short-dated securities in that space. Instead the Trust allocated capital toward the more liquid investment grade credit sector, which did not perform as strongly as the longer-maturity leveraged finance segment.

Describe recent portfolio activity.

•

During the six-month period, the Trust sold its shorter-dated credit positions to raise cash for purposes of funding the Trust’s annual repurchase offer. As a consequence, the Trust’s allocation to securitized assets slightly increased relative to its credit allocation.

•

In March, the Trust completed its annual repurchase offer, under which the Trust offered to repurchase 25% of its outstanding shares. In the aggregate, the Trust’s shareholders tendered roughly 20% of outstanding shares. Toward the end of the period, the Trust began accumulating cash in preparation for the next annual repurchase offer, commencing in February 2014. The Trust’s cash balance did not have a material impact on performance for the period.

Describe portfolio positioning at period end.

•

The Trust ended the period allocated most heavily toward non-agency mortgage-backed securities, primarily commercial mortgage-backed securities (“CMBS”) and non-agency RMBS, while also maintaining exposures to corporate bonds, ABS and floating rate loan interests.

4	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Trust Summary as of June 30, 2013

Trust Information

Initial Offering Date	February 27, 2009
Approximate Termination Date	December 31, 2014
Current Distribution Rate on Net Asset Value as of June 30, 2013 ($988.18)[1]	9.11%
Current Quarterly Distribution per share[2]	$22.50
Current Annualized Distribution per share[2]	$90.00

[1]

Current Distribution Rate on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See the Additional Information — Section 19(a) Notice section for the estimated sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

Net Asset Value Per Share Summary

	6/30/13	12/31/12	Change	High	Low
Net Asset Value	$988.18	$1,032.55	(4.30%)	$1,042.09	$988.12

Net Asset Value History Since Inception

[3]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Portfolio Composition	6/30/13	12/31/12
Non-Agency Mortgage-Backed Securities	61%	58%
Corporate Bonds	31	29
Asset-Backed Securities	5	5
Floating Rate Loan Interests	3	5
Taxable Municipal Bonds	—	3

Credit Quality Allocation[4]	6/30/13	12/31/12
AAA/Aaa	37%	38%
AA/Aa	—	3
A	18	19
BBB/Baa	12	11
BB/Ba	6	5
B	3	3
CCC/Caa	15	12
CC/Ca	4	3
D	1	2
Not Rated	4	4

[4]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	5

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and/ or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.28%, 5/25/36 (a)	USD 1,100	$1,113,830
Series 2006-11, Class 1AF2, 5.32%, 9/25/46 (a)	1,226	1,310,077
Series 2007-BC2, Class 2A2 0.37%, 6/25/37 (a)	950	920,291
Series 2007-4, Class A1A, 0.31%, 4/25/47 (a)	20	19,908
Series 2007-12, Class 2A1, 0.54%, 8/25/47 (a)	227	226,174
DT Auto Owner Trust, Series 2011-3A, Class D, 5.83%, 3/15/18 (b)	1,540	1,590,008
Motor PLC, Series 12A, Class A1C, 1.29%, 2/25/20 (b)	252	252,459
Santander Drive Auto Receivables Trust, Series 2012-1, Class C, 3.78%, 11/15/17	800	830,458
SLC Student Loan Trust, Series 2006-A, Class A4, 0.40%, 1/15/19 (a)	307	306,626
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 0.44%, 11/25/37 (a)	774	746,651
Total Asset-Backed Securities — 4.1%		7,316,482

Common Stocks	Shares
Paper & Forest Products — 0.3%
NewPage Corp. (c)	5,200	468,000

Corporate Bonds	Par (000)
Advertising — 0.2%
Affinion Group, Inc., 7.88%, 12/15/18	442	333,710
Airlines — 1.4%
U.S. Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14	535	564,345
Series 2012-1, Class C, 9.13%, 10/01/15	968	1,026,361
United Airlines, Inc., 6.75%, 9/15/15 (b)	900	924,750

		2,515,456
Auto Components — 1.5%
Icahn Enterprises LP:
4.00%, 8/15/13 (a)(b)(d)	1,710	1,712,565
4.00%, 8/15/13 (a)(d)	880	881,320

		2,593,885

Corporate Bonds	Par (000)		Value
Capital Markets — 1.4%
The Goldman Sachs Group, Inc.:
6.00%, 5/01/14	USD	850	$885,363
5.13%, 1/15/15		270	284,813
3.30%, 5/03/15		1,265	1,303,865

			2,474,041
Commercial Banks — 4.1%
CIT Group, Inc., 4.75%, 2/15/15 (b)		1,137	1,155,476
HSBC Bank USA, N.A., 4.63%, 4/01/14		5,000	5,139,115
Paribas/New York, 6.95%, 7/22/13		1,000	1,003,277

			7,297,868
Diversified Financial Services — 2.3%
Ally Financial, Inc., 4.50%, 2/11/14		1,600	1,613,600
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		1,185	1,221,432
2.75%, 5/15/15		1,200	1,216,788

			4,051,820
Energy Equipment & Services — 0.3%
Transocean, Inc.:
4.95%, 11/15/15		395	423,673
5.05%, 12/15/16		70	76,120
6.00%, 3/15/18		90	100,858

			600,651
Health Care Providers & Services — 0.6%
HCA, Inc.:
7.88%, 2/15/20		687	739,813
7.25%, 9/15/20		360	386,550

			1,126,363
Insurance — 1.5%
American International Group, Inc., 3.00%, 3/20/15		2,535	2,612,492
Media — 1.1%
Thomson Reuters Corp., 5.95%, 7/15/13		2,000	2,003,646
Metals & Mining — 0.7%
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (b)		1,225	1,247,075
Multi-Utilities — 4.3%
Dominion Resources, Inc., 8.88%, 1/15/19		2,000	2,612,472
Potomac Electric Power Co., 4.65%, 4/15/14		5,000	5,151,961

			7,764,433
Oil, Gas & Consumable Fuels — 6.7%
BP Capital Markets PLC, 5.25%, 11/07/13		7,000	7,116,438
Enbridge Energy Partners LP, 9.88%, 3/01/19		3,000	3,917,934
Petrohawk Energy Corp., 10.50%, 8/01/14		1,015	1,066,765

			12,101,137
Paper & Forest Products — 0.0%
NewPage Corp., 11.38%, 12/31/14 (e)		1,201	—
Road & Rail — 0.7%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (b)		1,291	1,333,992

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	FKA Formerly Known As GBP British Pound	USD US Dollar

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.8%
PVH Corp., 7.38%, 5/15/20	USD	1,360	$1,475,600
Total Corporate Bonds — 27.6%			49,532,169

Floating Rate Loan Interests (a)
Commercial Services & Supplies — 0.5%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		963	955,043
Diversified Telecommunication Services — 1.0%
Level 3 Financing, Inc.:
Tranche B 2016 Term Loan, 4.75%, 2/01/16		988	989,759
Tranche B 2019 Term Loan, 5.25%, 8/01/19		815	815,000

			1,804,759
Food & Staples Retailing — 0.8%
AB Acquisitions UK Topco 2 Ltd (FKA Alliance Boots), Facility B1, 3.49%, 7/09/15	GBP	1,000	1,504,806
Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc., Extended Term Loan, 3.79%, 1/25/17	USD	152	151,816
Media — 0.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		957	716,688
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		132	132,020
Real Estate Management & Development — 0.1%
Realogy Corp., Non-Extended Synthetic Commitment, 0.05%-3.15%, 10/10/13		97	95,977
Total Floating Rate Loan Interests — 3.0%			5,361,109

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 18.3%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.51%, 3/25/37 (a)		256	251,788
Banc of America Funding Corp.:
Series 2004-B, Class 5A1, 3.18%, 11/20/34 (a)		2,484	2,370,237
Series 2006-E, Class 2A1, 2.84%, 6/20/36 (a)		2,587	2,066,577
BCAP LLC Trust, Series 2010-RR11, Class 4A1, 5.08%, 3/27/47 (a)(b)		1,569	1,475,913
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 2A1, 2.55%, 8/25/35 (a)		9,321	6,758,366
Bear Stearns Alt-A Trust, Series 2005-4, Class 21A1, 2.77%, 5/25/35 (a)		4,215	3,050,466
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A1, 2.88%, 12/25/35 (a)		5,164	4,608,777

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A3, 5.25%, 6/25/35	USD	1,642	$1,461,010
Series 2005-23CB, Class A15, 5.50%, 7/25/35		1,580	1,471,009
Series 2005-86CB, Class A8, 5.50%, 2/25/36		2,691	2,489,415
Series 2006-24CB, Class A23, 6.00%, 6/25/36		1,642	1,399,592
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-17, Class 1A1, 6.00%, 10/25/37		2,284	2,129,464
Impac CMB Trust, Series 2004-7, Class 1A1, 0.93%, 11/25/34 (a)		606	576,295
JPMorgan Alternative Loan Trust, Series 2006-S1, Class 3A2, 0.46%, 3/25/36 (a)		1,377	1,130,997
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2, 2.61%, 9/25/36 (a)		1,877	1,631,325

			32,871,231
Commercial Mortgage-Backed Securities — 36.4%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A2, 5.86%, 6/10/49 (a)		495	494,926
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class ASB, 5.88%, 12/10/49 (a)		3,891	4,165,916
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class ASB, 5.28%, 12/11/49		6,885	7,129,045
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AAB, 5.99%, 12/10/49 (a)		8,054	8,519,572
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.38%, 3/10/39		369	379,908
GS Mortgage Securities Trust:
Series 2006-GG6, Class A2, 5.51%, 4/10/38 (a)		1,844	1,880,185
Series 2006-GG6, Class AAB, 5.59%, 4/10/38 (a)		3,261	3,403,611
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB15, Class ASB, 5.79%, 6/12/43 (a)		5,348	5,616,743
Series 2007-CB18, Class A4, 5.44%, 6/12/47		3,700	4,099,393
Series 2007-LD11, Class A2, 5.99%, 6/15/49 (a)		3,567	3,656,251
Series 2007-LD11, Class ASB, 6.00%, 6/15/49 (a)		5,673	6,117,469
LB-UBS Commercial Mortgage Trust:
Series 2006-C7, Class A2, 5.30%, 11/15/38		1,408	1,472,892
Series 2007-C1, Class AAB, 5.40%, 2/15/40		3,695	3,759,864

See Notes to Financial Statements.

8	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Capital I, Inc.:
Series 2007-IQ14, Class AAB, 5.65%,
4/15/49 (a)	USD	7,841	$8,026,668
Series 2007-IQ15, Class A4, 6.09%,
6/11/49 (a)		4,950	5,567,795
Windermere PLC, Series XI-X, Class A, 0.75%,
4/24/17 (a)		671	967,532

			65,257,770
Total Non-Agency Mortgage-Backed Securities — 54.7%			98,129,001

U.S. Treasury Obligations — 0.1%		Par (000)	Value
U.S. Treasury Notes, 0.38%, 4/15/15	USD	275	$275,247

Warrants		Shares

Media — 0.0%
HMH Holdings (Education Media)		686	—
Total Long-Term Investments (Cost — $138,087,236) — 89.8%			161,082,008

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (f)(g)		22,240,213	22,240,213
Total Short-Term Securities (Cost — $22,240,213) — 12.4%			22,240,213
Total Investments (Cost — $160,327,449) — 102.2%			183,322,221
Liabilities in Excess of Other Assets — (2.2)%			(3,905,676)

Net Assets — 100.0%			$179,416,545

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Convertible security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	34,901,633	(12,661,420)	22,240,213	$12,565
(g)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,435,695	GBP	1,591,000	Barclays Bank PLC	7/17/13	$16,175

•	Credit default swaps - buy protection outstanding as of June 30, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
R.R. Donnelley & Sons Co.	1.00%	Citibank N.A.	9/20/14	USD	1,000	$(102,120)

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	9

Schedule of Investments (concluded)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$7,316,482	—	$7,316,482
Common Stocks	$468,000	—	—	468,000
Corporate Bonds	—	49,532,169	—	49,532,169
Floating Rate Loan Interests	—	5,361,109	—	5,361,109
Non-Agency Mortgage-Backed Securities	—	96,653,088	$1,475,913	98,129,001
U.S. Treasury Obligations	—	275,247	—	275,247
Short-Term Securities	$22,240,213	—	—	22,240,213
Total	$22,708,213	$159,138,095	$1,475,913	$183,322,221

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$16,175	—	$16,175
Liabilities:
Credit contracts	—	(102,120)	—	(102,120)
Total	—	$(85,945)	—	$(85,945)

[1]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, foreign currency at value of $19,140 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels for the six months ended June 30, 2013.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the third party information inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

10	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Assets
Investments at value — unaffiliated (cost — $138,087,236)	$161,082,008
Investments at value — affiliated (cost — $22,240,213)	22,240,213
Foreign currency at value (cost — $19,332)	19,140
Investments sold receivable	150,741
Swap premiums paid	95,961
Unrealized appreciation on foreign currency exchange contracts	16,175
Interest receivable	1,164,694
Dividends receivable — affiliated	878
Prepaid expenses	6,518

Total assets	184,776,328

Liabilities
Investments purchased payable	150,862
Trail commissions payable	646,583
Unrealized depreciation on swaps	102,120
Income dividends payable	4,077,587
Investment advisory fees payable	188,469
Service fees payable	38,189
Officer’s and Trustees’ fees payable	6,017
Other accrued expenses payable	149,956

Total liabilities	5,359,783

Net Assets	$179,416,545

Net Assets Consist of
Paid-in capital	$164,961,439
Distributions in excess of net investment income	(9,615,501)
Accumulated net realized gain	1,161,983
Net unrealized appreciation/depreciation	22,908,624

Net Assets	$179,416,545

Net Asset Value
Based on net assets of $179,416,545 and 181,562 shares outstanding, unlimited number of shares authorized, $0.001 par value	$988.18

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	11

Statement of Operations

Six Months Ended June 30, 2013 (unaudited)

Investment Income
Interest	$7,667,073
Dividends — affiliated	12,565

Total income	7,679,638

Expenses
Investment advisory	1,297,557
Service	259,511
Professional	70,249
Printing	28,297
Administration	23,757
Transfer agent	19,458
Officer and Trustees	10,341
Custodian	6,948
Miscellaneous	11,597

Total expenses	1,727,715
Less fees waived by Manager	(10,140)

Total expenses after fees waived	1,717,575

Net investment income	5,962,063

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	765,661
Swaps	(5,055)
Foreign currency transactions	121,907

882,513

Net change in unrealized appreciation/depreciation on:
Investments	(6,329,160)
Swaps	(38,767)
Foreign currency translations	53,048

(6,314,879)

Total realized and unrealized loss	(5,432,366)

Net Increase in Net Assets Resulting from Operations	$529,697

See Notes to Financial Statements.

12	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$5,962,063	$15,267,619
Net realized gain	882,513	3,171,816
Net change in unrealized appreciation/depreciation	(6,314,879)	(857,512)

Net increase in net assets resulting from operations	529,697	17,581,923

Dividends and Distributions to Shareholders From
Net investment income	(8,170,302)	(21,959,307)[1]
Net realized gain	—	(1,266,184)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(8,170,302)	(23,225,491)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions including offering costs charged to capital	(48,056,445)	(49,223,675)

Net Assets
Total decrease in net assets	(55,697,050)	(54,867,243)
Beginning of period	235,113,595	289,980,838

End of period	$179,416,545	$235,113,595

Distributions in excess of net investment income	$(9,615,501)	$(7,407,262)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	13

Financial Highlights

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period February 27, 2009[1] to December 31, 2009
			2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$1,032.55		$1,063.69	$1,165.81	$1,185.43	$1,000.00	[2]

Net investment income[3]	29.37		64.05	70.23	91.12	80.15
Net realized and unrealized gain (loss)	(28.61)		7.35	(64.15)	30.27	239.55

Net increase from investment operations	0.76		71.40	6.08	121.39	319.70

Dividends and distributions from:
Net investment income	(45.00)[4]		(96.44)[5]	(83.77)[5]	(99.20)[5]	(82.27)[5]
Net realized gain	—		(5.56)[5]	(23.73)[5]	(41.80)[5]	(37.98)[5]
Tax return of capital	—		—	—	—	(0.25)[5]

Total dividends and distributions	(45.00)		(102.00)	(107.50)	(141.00)	(120.50)

Capital charges with respect to issuance of shares	(0.13)		(0.54)	(0.70)	(0.01)	(13.77)[6]

Net asset value, end of period	$988.18		$1,032.55	$1,063.69	$1,165.81	$1,185.43

Total Investment Return[7]
Based on net asset value	0.04%	[8]	6.82%	0.45%	10.43%	30.98%	[8]

Ratios to Average Net Assets[9]
Total expenses	1.66%	[10]	1.68%	1.63%	2.26%	2.06%	[10]

Total expenses after fees waived	1.65%	[10]	1.68%	1.62%	2.26%	2.05%	[10]

Total expenses after fees waived and excluding interest expense	1.65%	[10]	1.67%	1.62%	1.81%	1.78%	[10]

Net investment income	5.74%	[10]	5.98%	6.15%	7.41%	8.16%	[10]

Supplemental Data
Net assets, end of period (000)	$179,417		$235,114	$289,981	$356,882	$362,891

Borrowings outstanding, end of period (000)	—		—	—	$5,307	$95,951

Average borrowings outstanding, during the period (000)	—		$3,771	$1,123	$55,016	$28,104

Portfolio turnover	1%		13%	13%	18%	44%

Asset coverage, end of period per $1,000	—		—	—	$68,248	$4,782

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $25.64 per share sales charge from initial offering price of $1,025.64 per share.

[3]	Based on average shares outstanding.

[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year-end.

[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

[6]	Includes $11.84 per share attributable to trail commissions treated as offering costs charged to paid-in-capital.

[7]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Excludes trail commissions treated as offering costs charged to paid-in capital.

[10]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Fixed Income Value Opportunities (the “Trust”), is registered under the 1940 Act, as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust.

The Trust is scheduled to terminate on or before December 31, 2014 pursuant to the Trust’s agreement and declaration of trust. On February 7, 2013, the Board also approved the Plan of Liquidation and Dissolution (the “Plan”) of the Trust and the Trust commenced the process of liquidation in preparation for the Trust’s anticipated termination on or before December 31, 2014.

Under the Plan, the Trust continues to exist in order to liquidate the property of the Trust, discharge its liabilities and distribute remaining capital to shareholders and otherwise conduct its operations for purposes of effecting the complete liquidation and dissolution of the Trust in accordance with the Plan. The Trust may hold assets pending distribution in cash or cash equivalents and may effect distributions through tender offers for its shares. The Trust will make its final liquidating distribution of assets on or prior to December 31, 2014.

2. Significant Accounting Policies:

The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

The Trust values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the BlackRock Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	15

Notes to Financial Statements (continued)

curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/ or policies approved by the Board. Each business day, the Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Trust’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trust’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trust does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that the Trust either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Trust’s taxable income and net capital gains, but not in excess of the Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s US federal tax returns remains open for each of the four periods ended December 31, 2012. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

16	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Notes to Financial Statements (continued)

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trust may have to subsequently reinvest the proceeds at lower interest rates. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investments in IOs.

Floating Rate Loan Interests: The Trust may invest in floating rate loan interests. The floating rate loan interests the Trust holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trust may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trust considers these investments to be investments in debt securities for purposes of its investment policies.

When the Trust purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	17

Notes to Financial Statements (continued)

the Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trust having a direct contractual relationship with the borrower, and the Trust may enforce compliance by the borrower with the terms of the loan agreement.

4. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to economically hedge its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Trust enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Trust enters into swap agreements, in which the Trust and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Trusts for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trust faces the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

18	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Notes to Financial Statements (continued)

•

Credit default swaps — The Trust enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$16,175

Credit contracts	Swap premiums paid	95,961

Total		$112,136

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Credit contracts	Unrealized depreciation on swaps[1]	$102,120

[1]	Includes cumulative appreciation/depreciation on centrally cleared swaps, if any, as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Foreign currency exchange contracts:
Foreign currency transactions	$121,907
Credit contracts:
Swaps	(5,055)

Total	$116,852

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$53,048
Credit contracts:
Swaps	(38,767)

Total	$14,281

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	2
Average US dollar amounts purchased	$2,722,742
Credit default swaps:
Average number of contracts - buy protection	1
Average notional value - buy protection	$1,000,000

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust.

In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	19

Notes to Financial Statements (continued)

decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Trust and additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the Trust and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Foreign currency exchange contracts	$16,175	—
Swaps	95,961	$102,120

Total derivative assets and liabilities in the Statement of Assets and Liabilities	112,136	102,120

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(16,175)	—

Total assets and liabilities subject to a MNA	$95,961	$102,120

The following table presents the Trust’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Trust as of June 30, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank N.A	$95,961	$95,961	—	—	—

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Trust as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Citibank N.A	$102,120	$95,961	—	—	$6,159

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

20	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee, at the annual rate of 1.25%, based on the average daily total assets (including any assets attributable to borrowings) minus the average sum of total liabilities (other than borrowings representing financial leverage).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Trust’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager paid BFM for services it provided, a monthly fee that was a percentage of the investment advisory fees paid by the Trust to the Manager.

The Trust entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Trust’s Plan of Distribution, the Trust will pay over its life a monthly trail commission at an annual rate of 0.25% of the Trust’s daily net assets to BRIL, all or a portion of which may be reallowed to selling agents. As of June 30, 2013, the amount of the Trust’s trail commissions that has been estimated to be incurred over the life of the Trust is $3,982,774. Any changes in the estimated amounts will be recorded as an adjustment to paid-in capital in the period determined. For the six months ended June 30, 2013, the Trust recorded $27,084 as an adjustment to paid-in capital for trail commissions, and paid trail commissions to BRIL of $272,883.

The Trust will also pay out of its assets ongoing compensation to BRIL on an annual basis, all or a portion of which may be reallowed to selling agents, in connection with the provision of ongoing shareholder services in an amount equal to 0.25% of the net asset value of shares owned by customers of the selling agent or, if applicable, BRIL. This amount is shown as service in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustee in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, including paydowns and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $2,327,850 and $38,626,605, respectively.

7. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$168,175,117

Gross unrealized appreciation	$16,711,247
Gross unrealized depreciation	(1,564,143)

Net unrealized appreciation	$15,147,104

8. Concentration, Market, Credit and Liquidity Risk:

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	21

Notes to Financial Statements (concluded)

The Trust is designed primarily for long term investors and an investment in the Trust’s shares should be considered to be illiquid. The Trust’s shares are not listed for trading on a securities exchange. Shareholders may not be able to sell their shares as it is unlikely that a secondary market for the shares will develop or, if a secondary market does develop, shareholders may be able to sell their shares only at substantial discounts from net asset value. The Trust may, but is not obligated to, conduct tender offers to repurchase outstanding shares. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase shares that are tendered, which may increase risks for remaining shareholders and increase Trust expenses.

9. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, par value $0.001 per share. The shares were sold at net asset value plus an initial sales charge not to exceed 2.50% of the offering price.

Offering Costs: Offering costs totaling $4,551,024, including $3,982,774 in estimated trail commissions to be paid over the life of the Trust, have been charged to paid-in capital. Under US GAAP, the Trust’s estimated amount of trail commissions is considered to be an offering cost that is to be charged to paid-in capital upon the sale of the Trust’s shares. This accounting treatment differs from the treatment originally described in the Trust’s offering document, which presented trail commissions as a period expense. For the six months ended June 30, 2013, estimated trail commissions of $27,084 were charged to paid-in-capital.

The Trust may choose to conduct annual tender offers for up to 25% of its shares then outstanding in the sole discretion of its Board. In a tender offer, the Trust repurchases outstanding shares at the Trust’s net asset value on the last day of the offer. In any given year, the Manager may or may not recommend to the Board that the Trust conduct a tender offer. Accordingly, there may be years in which no tender offer is made. On March 27, 2012, the Trust commenced a tender offer for 68,154 shares outstanding. Shareholders of the Trust tendered, and the Trust repurchased 44,917 shares. On February 25, 2013, the Trust commenced a tender offer for 56,925 shares outstanding. Shareholders of the Trust tendered, and the Trust repurchased 46,139 shares. Shares issued and outstanding and paid-in-capital during the six months ended June 30, 2013 decreased by 46,139 and $48,029,361, respectively.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Fixed Income Value Opportunities (the “Trust”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Trust by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trust and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trust for services such as, marketing and distribution, call center and fund accounting; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Trust by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Lipper,1 as well as the performance of the Trust as compared to its performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and

1 Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most   desirable quartile position and fourth is the least desirable.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Trust shares and securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trust. Throughout the year, the Board compared Trust performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Trust. BlackRock and its affiliates provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide the Trust with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) preparing periodic filings with regulators and stock exchanges; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Trust. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Trust’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings.

24	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Lipper category and the performance of the Trust as compared to its performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

The Board noted that the Trust’s performance exceeded the Trust’s performance target in both the one-year and since-inception periods reported. The Trust’s performance target is a minimum yield of 8% for the one-year period and a minimum return of 10% for the since-inception period. BlackRock believes that the Trust’s performance target is an appropriate performance metric for the Trust.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust:

The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trust. The Board reviewed BlackRock’s profitability with respect to the Trust and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Trust. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Trust’s contractual management fee rate ranked in the fourth quartile relative to the Trust’s Expense Peers. The Board determined that the Trust’s total net operating expense ratio ranked in the third quartile and was reasonable relative to the median total net operating expense ratio paid by the Trust’s Expense Peers.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level break-points because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

26	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board,

  Chairperson of the Audit Committee and Trustee

Paul L. Audet, Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	27

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a trust invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the trust markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a commodity pool operator under the CEA in respect of the Trust.

The Trust may also have investments in “underlying funds” not advised by BlackRock (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage REITs that may invest in CFTC Derivatives). BlackRock Advisors, LLC has no transparency into the holdings of these underlying funds because they are not advised by BlackRock. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a trust that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5, to delay registration as a commodity pool operator until June 30, 2013 or six months from the date in which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BlackRock Advisors, LLC, the adviser of the Trust, has filed a claim with the CFTC to rely on this no-action relief.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or the Trust’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; (3) on the SEC’s website at http:// www.sec.gov.

28	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013

Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Trust votes proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of

www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2013
Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character

Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$32.8376	—	$12.1624	$45.0000	73%	0%	27%	100%

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2013	29

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

FIVO-6/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)Not Applicable to this semi-annual report
(b)As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fixed Income Value Opportunities

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Fixed Income Value Opportunities

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Fixed Income Value Opportunities

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Fixed Income Value Opportunities

Date: August 29, 2013

3